UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2024

Montana Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41151	86-2962208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34361 Innovation Drive Ronan, Montana	59864
(Address of principal executive offices)	(Zip Code)

(800) 942-3083

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AIRJ	Nasdaq Capital Market
Warrants to purchase Class A common stock	AIRJW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 12, 2024, following the results of a consultation process with the Securities and Exchange Commission (“SEC”) initiated by Montana Technologies Corporation (the “Company”), the Company determined that it had not properly accounted for its investment in AirJoule, LLC, a 50/50 joint venture between the Company and GE Ventures LLC (the “AirJoule JV”). In the Company’s unaudited financial statements as of and for the three months ended March 31, 2024 (the “Q1 Financial Statements”), the Company consolidated the AirJoule JV’s assets and operations into its financial statements, but the Company has subsequently determined that the Company’s interest in the AirJoule JV should instead have been accounted for based upon the equity method of accounting. Accordingly, on August 12, 2024, the Board of Directors of the Company, in consultation with the Company’s senior management, acting upon the recommendation of the Audit Committee of the Board of Directors, concluded that the Q1 Financial Statements should no longer be relied upon due to the impact of the unintentional error noted above.

The Company is preparing a restatement of the Q1 Financial Statements, which will be filed as an amendment to the Company’s Form 10-Q as soon as reasonably practical. The Company is currently evaluating the impact of internal controls over financial reporting due to this error.

The Company’s management team has discussed the matters disclosed in this Current Report on Form 8-K (this “Report”) with BDO USA, P.C., the Company’s independent registered public accounting firm.

Item 7.01 Regulation FD Disclosure.

On August 13, 2024, the Company issued a press release regarding non-reliance on the Q1 Financial Statements, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Report may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and within the meaning of the federal securities laws. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties such as those set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Registration Statement on Form S-1, Current Reports on Form 8-K that are available on the website of the SEC at www.sec.gov and other documents filed, or to be filed with the SEC by the Company. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of Montana Technologies Corporation, dated August 13, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montana Technologies Corporation

Date: August 13, 2024	By:	/s/ Stephen S. Pang
	Name:	Stephen S. Pang
	Title:	Chief Financial Officer

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